合 同 书

甲方：寿光市卧铺乡八面河村 Party A: Shouguang City Wopu County Bamianhe Villiage

乙方：寿光市众源化工有限公司 Party B: SCHC

为了更好的响应上级关于招商引资的指示精神,加大卧铺乡的招商引资力度,经甲.乙双方就乙方承包甲方土地事项协商一致,并根据<<中华人民共和国合同法>>及有关规定,签定本合同:

一. 土地位置:见平面图. 1. Location: please see the attached map.

二. 土地面积:17342 平方米(26 亩). 2. 17342 square meters.

三. 承包期限:50 年,自 2004 年 11 月 1 日至 2054 年 11 月 1 日. 3. Leasing period: fifty years; from 11/1/2004 to 11/1/2054.

四. 承包金额:人民币肆仟圆整. 4. Rent: 4000 RMB.

五. 交款方式:一次性现金付清全部费用.

六. 在承包期内如遇国家征用土地,必须经乙方同意,地上所有补偿乙方所有.

七. 权利义务:

甲方权利义务:

1. 甲方有权要求乙方[illegible]

2. 甲方必须尊重乙方的承包经营权,不得以任何借口干涉乙方的正常施工.建设及生产经营.

乙方的权利.义务:

1. 乙方在承包的土地范围内从事的建设.生产.经营活动不受甲方的任何干预.

要求甲方教育自己的村民自觉维护乙方的利益.

内乙方负责交纳所承包地的税费.

方不得以甲方的名义从事生产经营,必须亮证经营.

土地使用期满,地面设施及所有附着物,属乙方所有,如乙方继续承包方签订延续合同,甲方不得对外发包.如乙方不再承包,其地面资产由乙方自行处理甲方不得干预.

九. 本合同签订生效后,其他所有签订合同条款与本合同抵触的无颜色,依本合同为准.

十. 其他事项:

1. 本合同中如有未尽事宜,双方共同协商,作出补充资料,其补充资料与本合同具有同等效力.

2.本合同自签订之日起生效.

3. 本合同一式二份,甲.乙双方各持一份,.

4. 本合同签订后,如发生纠纷,双方协商,协商不成可向人民法院提起诉讼.

甲方: 村民委员会 乙方:

代表: 闫召文 代表: 柳刚

2004 年 11 月 01 日